SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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AMG FUNDS III

(Name of Registrant as Specified In Its Charter)

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[            ], 2021

AMG FUNDS III

AMG VERITAS ASIA PACIFIC FUND

(FORMERLY AMG MANAGERS SPECIAL EQUITY FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”), a series of AMG Funds III (“AMG Funds III” or the “Trust”). This proxy statement asks you to consider and vote on the following three proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Veritas Asset Management LLP (“Veritas”) with respect to the Fund; (ii) to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”; and (iii) to approve a modified “manager-of-managers” structure for the Fund. Veritas has been an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager (affiliates of AMG are collectively referred to herein as “Affiliates”), since 2014 and currently serves as subadviser to one other fund in the AMG Funds Family of Funds.

For more than two decades, AMG has been the partner of choice to the world’s leading alpha-generating boutique firms. AMG takes great pride in its process for making new investments and in partnering with best in class boutique investment firms globally. With over $600 billion in aggregate assets, AMG’s Affiliates offer a broad array of active, return-seeking strategies, with a focus on strategies in which boutiques maintain a competitive advantage in generating excess returns across market cycles. AMG’s unique partnership approach preserves each Affiliate’s operational and investment autonomy while leveraging the scale of AMG’s global business, with continued direct equity ownership by the Affiliate’s management partners. As highly specialized, independent, partner-owned investment firms, AMG’s Affiliates put their capital at risk alongside that of their clients, ensuring that Affiliates, as subadvisers, are incented to deliver the appropriate long term risk return profile for their Fund clients.

The proposed changes for the Fund, which have been approved by the Board of Trustees, are part of a strategic repositioning of the AMG Funds complex for greater alignment with AMG, in which each fund not currently subadvised by an AMG Affiliate will be transitioned to an AMG Affiliate subadviser. We believe this move will provide a platform for the continued growth and success of the AMG Funds complex, and will create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources, competitive fee levels, and greater stability for the complex. The repositioning will bring AMG’s strong partnerships in support of the Fund and AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. We believe the proposed changes are in the best interest of the Fund.

In light of this, we are asking shareholders to approve Veritas, an affiliate of the Investment Manager, to serve as the subadviser to the Fund. Veritas has been acting as the Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since March 19, 2021, when it replaced the former subadviers, Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. (each, a “Former Subadviser”), as the sole subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with Veritas on or before August 16, 2021, Veritas may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee rate paid to Veritas under the interim subadvisory agreement is the same fee rate that was paid to each Former Subadviser under the applicable former subadvisory agreement and is paid by the Investment Manager. Although the fee rate to be paid to Veritas under the new subadvisory agreement is higher than the fee rate that was paid to each Former Subadviser, the fee is paid by the Investment Manager and the approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders. In connection with the hiring of Veritas, the Board of Trustees approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure.

i

In connection with the hiring of Veritas, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Special Equity Fund to AMG Veritas Asia Pacific Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI AC Asia Pacific ex Japan Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated March 15, 2021, which is attached as Appendix B to the accompanying proxy statement.

In addition to the new subadvisory agreement between the Investment Manager and Veritas with respect to the Fund and in connection with the hiring of Veritas, Fund shareholders are being asked to approve a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” The proposed change will facilitate the management of the Fund by the Investment Manager and Veritas.

Lastly, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers subject to certain terms and conditions established by the SEC. In addition, the SEC’s terms for using the modified manager-of-managers structure permit funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of the proposal, and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for [May 18, 2021] to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on [March 29, 2021], you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds III recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on [May 18, 2021]. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 877-478-5043.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”), a series of AMG Funds III (“AMG Funds III” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents three proposals, which the Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Fund’s investment manager, believe are in the best interests of the Fund for the reasons described below.

Proposal 1

Proposal 1 relates to a proposed new subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”) with respect to the Fund. At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed above, and other factors, the Board terminated the subadvisory agreements with Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. (each, a “Former Subadviser” and together, the “Former Subadvisers”), the then-current subadvisers of the Fund, and approved the appointment of Veritas as the sole subadviser to the Fund on an interim basis to replace the Former Subadvisers, with Veritas’ services beginning on March 19, 2021. Veritas was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreements with the Former Subadvisers or the approval of a new subadvisory agreement between the Investment Manager and Veritas by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and Veritas, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the new subadvisory agreement on or before August 16, 2021 in order to ensure that Veritas serves as subadviser to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2

Proposal 2 relates to a proposed change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” As a non-diversified fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. If Proposal 2 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Proposal 3

Proposal 3 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 3 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 3.

Q.	What is the impact of Proposal 1 on the Fund’s investment objective, principal investment strategies and principal risks?

A.

In connection with the hiring of Veritas, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Special Equity Fund to AMG Veritas Asia Pacific Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI AC Asia Pacific ex Japan Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated March 15, 2021, which is attached as Appendix B to the Proxy Statement. In addition, Fund shareholders are being asked to approve a change to the Fund’s diversification status, as described in Proposal 2.

Q.	What is the impact of the Proposals on the Fund’s fees and expenses?

A.

In connection with the hiring of Veritas, the Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated March 15, 2021, which is attached as Appendix B to the Proxy Statement.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on [May 18, 2021] (the “Meeting”) at [3:00 p.m.] Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.

Each proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the

v

Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders do not approve Proposal 1, the new subadvisory agreement between the Investment Manager and Veritas with respect to the Fund will not take effect, and the Board will determine what further action is appropriate for the Fund.

If shareholders do not approve Proposal 2, the Fund will continue to operate as a diversified fund.

If shareholders do not approve Proposal 3, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Fund’s proxy solicitor (the “Solicitor”), toll-free at 877-478-5043.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 877-478-5043.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS III

AMG VERITAS ASIA PACIFIC FUND

(FORMERLY AMG MANAGERS SPECIAL EQUITY FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 18, 2021]

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”), a series of AMG Funds III (“AMG Funds III” or the “Trust”), will be held on [May 18, 2021] at [3:00 p.m.] Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Veritas Asset Management LLP (“Veritas”) with respect to the Fund.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

3.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on [March 29, 2021] are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Veritas Asia Pacific Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. The Fund requests that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 877-478-5043 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [MAY 18, 2021]

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated December 31, 2020, including financial reports for the fiscal year ended December 31, 2020. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS III

AMG VERITAS ASIA PACIFIC FUND

(FORMERLY AMG MANAGERS SPECIAL EQUITY FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MAY 18, 2021]

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds III (“AMG Funds III” or the “Trust”) and its series, AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on [May 18, 2021] at [3:00 p.m.] Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Veritas Asset Management LLP (“Veritas”) with respect to the Fund.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

3.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [April 8, 2021].

Shareholders of record at the close of business on [March 29, 2021] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 877-478-5043.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of four mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund’s overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

Proposal 1: Approval of New Subadvisory Agreement

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed in the letter from the President of the Fund that accompanies this Proxy Statement and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated each subadvisory agreement (each, a “Former Subadvisory Agreement” and together, the “Former Subadvisory Agreements”) with Federated MDTA LLC (“MDT Advisers”), Lord, Abbett & Co. LLC (“Lord Abbett”), Ranger Investment Management L.P. (“Ranger”) and Smith Asset Management Group, L.P. (“Smith Group”) (each, a “Former Subadviser” and together, the “Former Subadvisers”), the then-current subadvisers of the Fund, and approved the appointment of Veritas Asset Management LLP (“Veritas”) as the sole subadviser to the Fund on an interim basis to replace the Former Subadvisers, with Veritas’ services beginning on March 19, 2021. The Investment Manager and the Board believed that termination of each Former Subadvisory Agreement and the proposed new arrangements with Veritas were in the best interests of the Fund and its shareholders. Veritas was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreements or the approval of the New Subadvisory Agreement (as defined below) by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of Veritas as the subadviser to the Fund, (ii) a new subadvisory agreement between the Investment Manager and Veritas with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to shareholders of the Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that Veritas serves as subadviser to the Fund on an uninterrupted basis following that date (“Proposal 1”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreements with respect to the Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreements, are described below under “Description of The Interim Subadvisory Agreement” and “Description of the New Subadvisory Agreement”.

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and Veritas, Veritas will continue to serve as subadviser to the Fund under the terms of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the New Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Fund.

In connection with the hiring of Veritas, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Special Equity Fund to AMG Veritas Asia Pacific Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI AC Asia Pacific ex Japan Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated March 15, 2021, which is attached as Appendix B to the Proxy Statement.

Proposal 2: Approval of a Change in the Fund’s Sub-Classification under the 1940 Act from “Diversified” to “Non-Diversified”

Proposal 2 relates to a proposed change in the Fund’s sub-classification under the 1940 Act from a “diversified” fund to a “non-diversified” fund. As a non-diversified Fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund (“Proposal 2”). If Proposal 2 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

If shareholders of the Fund do not approve Proposal 2, the Fund will continue to operate as a diversified fund.

Proposal 3: Approval of a Modified Manager-of-Managers Structure

Proposal 3 relates to a proposed modified “manager-of-managers” structure for the Fund (“Proposal 3”). Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 3 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 3.

If shareholders of the Fund approve Proposal 3, the Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders of the Fund do not approve Proposal 3, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of 30% of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting , be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of February 26, 2021 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Veritas. Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Veritas Asia Pacific Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND VERITAS WITH RESPECT TO AMG VERITAS ASIA PACIFIC FUND.

Board of Trustees Approvals

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic realignment discussed above, and other factors, the Board approved the appointment of Veritas as the subadviser to the Fund on an interim basis to replace MDT Advisers, Lord Abbett, Ranger and Smith Group, with Veritas’ services beginning on March 19, 2021, and approved the Interim Subadvisory Agreement. As a consequence, on March 19, 2021, each Former Subadviser ceased serving as subadviser to the Fund, and Veritas began serving as the sole subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of Veritas is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board’s determination to approve the appointment of Veritas as subadviser of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of Veritas’ organizational structure, investment process, style and long-term performance record, (iii) that Veritas would receive the same rate of compensation under the Interim Subadvisory Agreement as each Former Subadviser received under the applicable Former Subadvisory Agreement, (iv) that although Veritas would receive a higher rate of compensation under the New Subadvisory Agreement than each Former Subadviser received under the applicable Former Subadvisory Agreement, the fee is paid by the Investment Manager and the approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders, and (v) that certain fee changes for the Fund would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The recommendation to hire Veritas was based on the Investment Manager’s belief that Veritas is a high quality investment adviser with a demonstrated ability to manage Asia Pacific equity portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of Veritas, (ii) the adoption of the Interim Subadvisory Agreement, effective on March 19, 2021, until the earlier of 150 days after the termination of the Former Subadvisory Agreements or the approval of the New Subadvisory Agreement by shareholders of the Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

Information About Veritas

The following is a description of Veritas, based solely on information provided to the Investment Manager by Veritas.

Veritas manages the Fund’s portfolio using its Asia Pacific equity strategy. Under the Former Subadvisers’ management of the Fund’s portfolio, the Fund’s investment objective was “to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies” and, under Veritas’ management of the Fund’s portfolio, the Fund’s investment objective is to seek “to provide long-term capital appreciation”. Under the Former Subadvisers’ management of the Fund’s portfolio, the Fund invested, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). The Fund focused its investments in securities of small- and medium-capitalization companies, and historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Under Veritas’ management of the Fund, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan). The Fund generally invests in mid- to large-capitalization companies, although the Fund may also invest in small-capitalization companies.

Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, the firm had approximately $33 billion in assets under management. AMG indirectly owns a majority interest in Veritas. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2020, AMG had approximately $716 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of Veritas is set forth below. The address of each of them is c/o Veritas Asset Management LLP, 1 Smart’s Place, London WC2B 5LW.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Charles Richardson	Managing Partner, Executive Chairman
Andrew Headley	Partner
Ezra Sun	Partner
Antony Burgess	Partner
Richard Grant	Partner, Chief Operating Officer
Alison Moitysee	Chief Compliance Officer

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreements, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Subadvisory Agreements.” The description of the New Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Subadvisory Agreement in Appendix A.

Services

Under the New Subadvisory Agreement, if Proposal 1 is approved by Fund shareholders, Veritas agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. Veritas will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. Veritas will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, Veritas will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which Veritas has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. Veritas will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. Veritas will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. Veritas will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Fund, Veritas will be required to provide such periodic and special reports as the Board may request with respect to matters relating to the duties of Veritas under the New Subadvisory Agreement.

Compensation

Under the fund management agreement between the Trust and the Investment Manager dated April 1, 1999, as amended (the “Management Agreement”), the Fund pays the Investment Manager a fee at the annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2020, the Fund paid the Investment Manager $1,791,619 for advisory services provided to the Fund. In connection with the hiring of Veritas, the Board has approved a reduction in the Fund’s management fee to an annual rate of 0.71% of the Fund’s average daily net assets, which will be implemented upon the effectiveness of the New Subadvisory Agreement.

Under the terms of the applicable Former Subadvisory Agreement with Smith Group, Lord Abbett, MDT Advisers and Ranger, dated May 23, 2006, December 10, 2007, September 15, 2008, and September 15, 2008, respectively, as amended, each Former Subadviser received a subadvisory fee paid by the Investment Manager at an annual rate of 0.50% of the average daily net assets of the Fund managed by the subadviser. For the fiscal year ended December 31, 2020, the Investment Manager paid Smith Group, Lord Abbett, MDT Advisers and Ranger $136,132, $262,991, $215,810 and $376,990, respectively, for subadvisory services provided to the Fund. Under the terms of the New Subadvisory Agreement, Veritas is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.515%.

The following is a comparison of the subadvisory fees paid by the Investment Manager to the Former Subadvisers during the fiscal year ended December 31, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee to be paid to Veritas had been in effect:

Subadvisory fees paid by the Investment Manager to the Former Subadvisers for the fiscal year ended December 31, 2020[1]	Subadvisory fees paid by the Investment Manager if the proposed fee for Veritas had been in effect during the fiscal year ended December 31, 2020[1]	Percent Difference[1]
$991,923	$1,025,204	3%

[1]

The following is a comparison of the subadvisory fees paid by the Investment Manager to each Former Subadviser during the fiscal year ended December 31, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee to be paid to Veritas had been in effect:

	Subadvisory fees paid by the Investment Manager to the applicable Former Subadviser for the fiscal year ended December 31, 2020[1]	Subadvisory fees paid by the Investment Manager if the proposed fee for Veritas had been in effect during the fiscal year ended December 31, 2020[1]	Percent Difference[1]
Smith Group	$136,132	$140,700	3%
Lord Abbett	$262,991	$271,815	3%
MDT Advisers	$215,810	$223,051	3%
Ranger	$376,990	$389,638	3%

The hiring of Veritas and the approval of the New Subadvisory Agreement will not increase the management fee rate paid by Fund shareholders. The fees paid to Veritas under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to Veritas and it will not result in an increase in the total expense ratio for the Fund.

Comparison with Terms of the Former Subadvisory Agreements

Among the differences between the Former Subadvisory Agreements and the New Subadvisory Agreement are the following. The Former Subadvisory Agreement with MDT Advisers is referred to as the Former MDT Advisers Subadvisory Agreement, the Former Subadvisory Agreement with Lord Abbett is referred to as the Former

Lord Abbett Subadvisory Agreement, the Former Subadvisory Agreement with Ranger is referred to as the Former Ranger Subadvisory Agreement and the Former Subadvisory Agreement with Smith Group is referred to as the Former Smith Group Subadvisory Agreement.

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement
Duration	The Former MDT Advisers Subadvisory Agreement continued in effect only so long as its continuance was specifically approved at least annually by the Trustees or the shareholders of the Fund in the manner required by the 1940 Act.

Same as Former MDT Advisers Subadvisory Agreement:

Each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement continued in effect only so long as its continuance was specifically approved at least annually by the Trustees or the shareholders of the Fund in the manner required by the 1940 Act.

The New Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

Termination	The Former MDT Advisers Subadvisory Agreement could be terminated by (i) the Investment Manager at any time without penalty, upon notice to the subadviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on notice to the

Same as the Former MDT Advisers Subadvisory Agreement:

Each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement could be terminated by (i) the Investment Manager at any time without penalty, upon

The New Subadvisory Agreement may be terminated at any time, without payment of any penalty, (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Investment Manager, or (iii) by Veritas, in each case on sixty (60) days’

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement
	subadviser or (iii) by the subadviser at any time without penalty, upon thirty (30) days’ written notice to the Investment Manager and the Trust.	notice to the subadviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on notice to the subadviser or (iii) by the subadviser at any time without penalty, upon thirty (30) days’ written notice to the Investment Manager and the Trust.	prior written notice to the other party.

Subadviser Authority to Enter into Agreements on Behalf of the Target Fund	No corresponding provision.	No corresponding provision.	Under the New Subadvisory Agreement, Veritas is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund’s prospectus.

Proxy Voting Authority	The Former MDT Advisers Subadvisory Agreement provided that the Investment Manager had the authority to revoke, in whole or in part, the subadviser’s proxy voting authority at any time upon notice to the subadviser.

Same as the Former MDT Advisers Subadvisory Agreement:

Each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement provided that the Investment Manager had the authority to revoke, in whole or in part, the subadviser’s proxy voting authority at any time upon notice to the subadviser.

The New Subadvisory Agreement provides that The Investment Manager may revoke, in whole or in part, Veritas’ proxy voting authority if required by applicable law.

The New Subadvisory Agreement also clarifies Veritas’ proxy voting authority by adding a provision explicitly authorizing Veritas to engage a third party for purposes of providing proxy advisory or voting services.

Portfolio Transactions/Brokerage Allocation Practices	The Former MDT Advisers Subadvisory Agreement set forth	Same as the Former MDT Advisers Subadvisory Agreement:	The New Subadvisory Agreement does not include explicit terms

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement

terms under which the Investment Manager could direct the subadviser to execute portfolio transactions on behalf of the Fund with brokers and dealers providing brokerage or research services to the Fund or the Investment Manager, subject to such broker or dealer being able to obtain the best net price and execution on any such transaction.

Under the Former MDT Advisers Subadvisory Agreement, the subadviser agreed that it would not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the 1940 Act) of the Trust, the Investment Manager or any subadviser for the Trust except in accordance with procedures adopted by the Board.

The Former MDT Advisers Subadvisory Agreement did not include terms addressing the subadviser’s authority to buy securities for the Fund at the same time it was selling such securities for another client account, to sell securities for the Fund at the same time it was

Each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement set forth terms under which the Investment Manager could direct the subadviser to execute portfolio transactions on behalf of the Fund with brokers and dealers providing brokerage or research services to the Fund or the Investment Manager, subject to such broker or dealer being able to obtain the best net price and execution on any such transaction.

Under each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement, the subadviser agreed that it would not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the 1940 Act) of the Trust, the Investment Manager or any subadviser for the Trust except in accordance with procedures adopted by the Board under which The Investment Manager can direct Veritas to execute portfolio transactions.

Under the New Subadvisory Agreement, Veritas agrees that (i) the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) Veritas shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but Veritas shall not be liable to the Fund for so acting. Also under the New Subadvisory Agreement, Veritas agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of Veritas (as that term is defined in the 1940 Act or interpreted under

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement
	buying such securities for another client account, to effectuate cross transactions or to aggregate securities to be sold or purchased, nor did it specifically address the subadviser’s responsibility for the custody of the Fund’s assets or acts of the Fund’s custodian.	Neither the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement nor the Former Smith Group Subadvisory Agreement included terms addressing the subadviser’s authority to buy securities for the Fund at the same time it was selling such securities for another client account, to sell securities for the Fund at the same time it was buying such securities for another client account, to effectuate cross transactions or to aggregate securities to be sold or purchased, nor did it specifically address the subadviser’s responsibility for the custody of the Fund’s assets or acts of the Fund’s custodian.

applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Subadvisory Agreement clarifies that: (i) Veritas may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account; (ii) Veritas may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, Veritas may aggregate the securities to be sold or purchased in order to obtain best execution and lower brokerage commissions, if any, and will allocate such aggregated securities and expenses

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement
incurred in such transactions in a manner Veritas considers to be most equitable and consistent with its fiduciary obligations; and (iv) Veritas will not have possession or custody of any Fund investments and, upon giving proper instructions to the custodian, will not be responsible or liable for the acts, omissions or other conduct of the custodian.

Assignment of Expenses	No corresponding provision.	No corresponding provision.	The New Subadvisory Agreement provides that (a) Veritas will bear all expenses incurred by it in the performance of its duties under the New Subadvisory Agreement, other than those expenses specifically assumed by the Trust under the New Subadvisory Agreement; (b) subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any; and (c) in addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement
Insurance	Under the Former MDT Advisers Subadvisory Agreement, the subadviser agreed to maintain an appropriate level of errors and omissions or professional liability insurance coverage.	Under each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement, the subadviser agreed to maintain an appropriate level of errors and omissions or professional liability insurance coverage.	No corresponding provision.

Indemnification	No corresponding provision.	No corresponding provision.	The New Subadvisory Agreement provides that the Investment Manager and Veritas will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement.

Standard of Care; Limitation on Liability	The Former MDT Advisers Subadvisory Agreement provided that the subadviser was not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the matters to which the Former MDT Subadvisory Agreement related, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties.	Each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement provided that the subadviser was not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the matters to which the applicable Former Subadvisory Agreement	The New Subadvisory Agreement provides that Veritas is not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Fund in connection with the matters to which the New Subadvisory Agreement relates, except, among other things, by reason of Veritas’ negligence in the performance of its duties.

Subject Matter	Former MDT Advisers Subadvisory Agreement	Former Lord Abbett Subadvisory Agreement Former Ranger Subadvisory Agreement Former Smith Group Subadvisory Agreement	New Subadvisory Agreement
	The Former MDT Advisers Subadvisory Agreement also provided that, in the event the Investment Manager or the Fund changes, modifies or amends any of the Fund’s governing documents, investment objectives, policies or restrictions or other internal operational policies and procedures of the Fund or the Investment Manager which affect the subadviser’s services hereunder, the subadviser shall have no liability under the Former MDT Advisers Subadvisory Agreement for failure to comply with any such change, modification or amendment for which the subadviser does not have actual knowledge.	related, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties.

Applicable Law	The Former MDT Advisers Subadvisory Agreement was governed by New York law.	Each of the Former Lord Abbett Subadvisory Agreement, the Former Ranger Subadvisory Agreement and the Former Smith Group Subadvisory Agreement was governed by Connecticut law.	The New Subadvisory Agreement is governed by Massachusetts law.

Subadviser Regulation by the Financial Conduct Authority (“FCA”)	No corresponding provision.	No corresponding provision.	The New Subadvisory Agreement includes provisions relating to the subadviser’s regulation by the FCA, including anti-bribery and corruption, data protection, and complaints.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreements at a meeting held on June 25, 2020. Pursuant to an exemptive order from the SEC, the Former Subadvisory Agreements were not required to be, and were not, submitted to the Fund’s shareholders for approval. The Fund is not permitted to rely on the exemptive order for the New Subadvisory Agreement because Veritas is an affiliate of the Investment Manager.

In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that Veritas serves as subadviser to the Fund on an uninterrupted basis following that date.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreements (including with respect to subadvisory fees), with certain exceptions. The differences between the terms of the Interim Subadvisory Agreement and those of the Former Subadvisory Agreements are identical to the differences between the New Subadvisory Agreement and the Former Subadvisory Agreements, as described in “Description of the New Subadvisory Agreement” above, except that, (i) Veritas receives the same rate of compensation under the Interim Subadvisory Agreement that each Former Subadviser received under the applicable Former Subadvisory Agreement, and (ii) unlike the New Subadvisory Agreement, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days after the termination of the Former Subadvisory Agreements or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that Veritas’ current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since March 19, 2021 will continue to manage the Fund’s assets.

Veritas manages the Fund using its Asia Pacific equity strategy. Ezra Sun is the portfolio manager primarily responsible for the day-to-day management of the Fund, and has managed the Fund since March 19, 2021. Mr. Sun is Head of Asia, Fund Manager of the Veritas Asian strategies and a Managing Partner of Veritas. He has 26 years’ investment experience. Prior to joining Veritas in 2004, he worked at Newton Investment Management from 1995 to 2004 as a Director of Investment Management and Investment Leader Asia. Mr. Sun was in charge of Newton’s Asia Pacific fund range including Newton Oriental Fund and Mellon Asia Equity Fund.

Information Regarding Similar Funds

Veritas does not currently act as investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Fund.

Board of Trustees Recommendation

At a meeting held via telephone and videoconference on March 17-18, 2021,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

the Investment Manager and Veritas with respect to the Fund, the New Subadvisory Agreement between the Investment Manager and Veritas with respect to the Fund (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Veritas provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Veritas, the Trustees reviewed information relating to Veritas’ financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Veritas in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Veritas’ organizational and management structure, Veritas’ compliance policies and procedures. The Trustees considered specific information provided regarding the experience of the individual at Veritas that is expected to have portfolio management responsibility for the Fund. The Trustees noted that the proposed portfolio manager joined Veritas in 2004. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Veritas to the Fund; (b) the qualifications and experience of Veritas’ personnel; and (c) Veritas’ compliance program. The Trustees additionally considered Veritas’ risk management processes. The Trustees also took into account the financial condition of Veritas with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Veritas managed approximately $33 billion in assets.

Performance. Because Veritas was proposing to manage the Fund with its Asia Pacific strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance of Veritas with respect to Veritas’ Asia Equity Composite.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Veritas. In considering the anticipated profitability of Veritas with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Veritas’ organization, management and financial stability. The Trustees noted that, because Veritas is an affiliate of the Investment Manager, a portion of Veritas’ revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Veritas under the Interim Subadvisory Agreement was the same as the rate paid to each Former Subadviser under the applicable Former Subadvisory Agreement. The Trustees further noted that, although the subadvisory fee rate to be paid to Veritas under the New Subadvisory Agreement was higher than the rate paid to each Former Subadviser under the applicable Former Subadvisory Agreement, the fee is paid by the Investment Manager and the approval of the New Subadvisory Agreement will not increase the management fee rate borne by Fund shareholders. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Veritas is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Veritas with respect to its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Veritas is expected to be reasonable and that Veritas is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Veritas, including, among others, the potential broadening of Veritas’ Asian equity investment capabilities, as well as the indirect benefits that Veritas may receive from Veritas’ relationship with the Fund, including any so-called “fallout benefits” to Veritas, such as reputational value derived from Veritas serving as subadviser to the Fund, which bears Veritas’ name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Veritas, and the other considerations noted above with respect to Veritas, the Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Veritas has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Veritas’ Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) Veritas is reasonably likely to execute its investment strategy consistently over time; and (d) Veritas maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1.

If the vote required to approve Proposal 1 is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and Veritas will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF A CHANGE IN THE FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”.

At a meeting held on March 17-18, 2021, the Trustees approved a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified,” and the submission of such change to Fund shareholders for approval. As a non-diversified fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund may not change its classification as a diversified fund to a non-diversified fund without shareholder approval. The Fund is currently sub-classified as a diversified fund under the 1940 Act. As a diversified fund, the Fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the foregoing.) The remaining 25% of the fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-diversified.

As a non-diversified fund, the Fund will be permitted to invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Accordingly, the Fund’s operation as a non-diversified fund will involve more investment risk than a more diversified investment style.

Fund management believes that the ability to operate as a non-diversified Fund and invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer is consistent with, and will help the Fund to pursue, its investment objective of long-term capital appreciation.

If Proposal 2 is approved, the Fund will continue to be subject to diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies. To qualify, among other requirements, the Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2.

If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund will continue to operate as a diversified fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. The Fund and the Investment Manager would like to rely on recent SEC relief that would modify the Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Investment Manager or the Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders must approve the Investment Manager’s and the Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. Subject to shareholder approval of Proposal 3 and approval by the SEC of an amendment to the AMGF Order, the Fund would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for the Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Investment Manager believe that the appointment would benefit the Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Trustees currently exercise oversight of the Fund’s investment subadvisory agreements and seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to the Fund under the Management Agreement. The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•

supervising the general management and investment of the assets and securities portfolio of the Fund subject to and in accordance with the investment objective, policies and restrictions of the Fund, and any directions which the Trustees may issue to the Investment Manager from time to time;

•

providing overall investment programs and strategies for the Fund, revising such programs as necessary and monitoring and reporting periodically to the Trustees concerning the implementation of the programs;

•	evaluating subadvisers and advising the Trustees of the subadvisers which the Investment Manager believes are best suited to invest the assets of the Fund, monitoring and evaluating the investment performance of each subadviser employed by the Fund, allocating the portion of the Fund’s assets to be managed by each subadviser; recommending changes of or additional subadvisers when appropriate, coordinating the investment activities of the subadvisers, and compensating the subadvisers; and

•	rendering regular reports to the Trust, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of assets among subadvisers.

In performing the functions set forth above and supervising the Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 3 is approved.

Required Vote

Proposal 3 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3.

If the vote required to approve Proposal 3 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of the Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Veritas. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

AST Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $45,400, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 877-478-5043. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this Proxy Statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds III, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of the Fund’s outstanding securities, as of February 26, 2021, is set forth below.

As of the Record Date, the total number of the Fund’s outstanding shares was [                                ].

As of February 26, 2021, the following persons or entities owned of record 5% or more of each class of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG Veritas Asia Pacific Fund

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	159,858.582	53.65%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	61,602.717	20.67%

John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, Massachusetts 02090	17,500.242	5.87%

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	490,493.770	35.48%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	219,804.397	15.90%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of February 26, 2021, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of February 26, 2021, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of February 24, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, Veritas or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, Veritas or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the “Fund Administration Agreement”). For the fiscal year ended December 31, 2020, the Fund paid $298,603 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund. Class I and Class N shares of the Fund are not subject to the expenses of any Plan of Distribution Pursuant to Rule 12b-1. The Distributor receives no compensation from the Fund for its services as distributor. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the New Subadvisory Agreement is approved.

For the fiscal year ended December 31, 2020, the Fund did not pay any commissions to any affiliated broker-dealer.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Mark Duggan
Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND VERITAS ASSET MANAGEMENT LLP WITH RESPECT TO AMG VERITAS ASIA PACIFIC FUND

AGREEMENT made as of the [     day of             ,         ], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901 (the “Adviser”) and VERITAS ASSET MANAGEMENT LLP, a limited liability partnership organized under the laws of the United Kingdom and having its principal place of business at 1 Smart’s Place, London WC2B 5LW (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS III, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG Veritas Asia Pacific Fund (the “AMG Veritas Asia Pacific Fund”), such series together with all other series established by the Trust with respect to which the Subadviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein referred to as the “Fund”; and

WHEREAS, pursuant to a Fund Management Agreement, dated as of April 1, 1999, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

(a) AMG Veritas Asia Pacific Fund. The Adviser hereby employs the Subadviser to provide investment advisory services to AMG Veritas Asia Pacific Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. In accordance with the rules of the Financial Conduct Authority the “FCA Rules”), the Subadviser has categorized the Adviser as a professional client and the Adviser agrees and warrants that it is a professional client.

(b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the AMG Veritas Asia Pacific Fund with respect to which the Adviser desires to retain the Subadviser to render investment advisory services hereunder, the Adviser shall so notify the Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i) Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a) The Trust’s Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 002-84012 and 811-03752) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to AMG Veritas Asia Pacific Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a) Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients. The Adviser accepts that each individual aggregated transaction may operate to the advantage or disadvantage of the Fund.

The Subadviser confirms that is it has in place adequate arrangements for the management of conflicts of interest that may arise in relation to the services it provides under this Agreement. A copy of the Subadviser’s conflicts of interest policy (and updates thereto) will be made available to the Adviser.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

Details of the Subadviser’s Order Execution Policy shall be made available to the Adviser who hereby confirms that it has read and understood this policy and agrees to it, in particular the Adviser agrees that the Subadviser may trade outside of Regulated Market and Multilateral Trading Facility (“MTF”). Both parties agree that a MTF shall be defined as a multilateral system set up in accordance with the Markets and Financial Instruments Directive (“MiFID”) which brings together multiple buying and selling interests in financial instruments in accordance with the non-discretionary rules in a way that results in a contract.

(c) Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based on the average daily net assets of the Fund Account for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

For the avoidance of doubt, both parties agree that no warranty is given by the Subadviser as to the performance of the Fund or any part of it or that the investment objective will be achieved.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to AMG Veritas Asia Pacific Fund on [                    ] (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Paragraph 1(b) hereof that the Subadviser is willing to serve as Subadviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to AMG Veritas Asia Pacific Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to any such Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with a Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to a Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, e-mail, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
One Stamford Plaza 263 Tresser Boulevard, Suite 949
Stamford, Connecticut 06901
E-mail: amgfcco@amg.com
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	Veritas Asset Management LLP
1 Smart’s Place
London WC2B 5LW
E-mail:
Facsimile No.:
Attention:

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Anti-Bribery & Corruption. Both parties agree to comply with all laws, statutes, regulations and codes applicable to them in their home jurisdiction relating to anti-bribery and anti-corruption.

(e) Data Protection. The parties will comply with their obligations with regards data protection as set out in all laws applicable to them in their home jurisdiction from time to time, relating to the processing of personal data and/or privacy. The Subadviser’s Privacy Notice may be viewed on www.vamllp.com and a copy of its Data Protection Policy will be made available on request. Telephone calls will only be recorded for monitoring purposes to the extent required by applicable laws and/or regulations.

(f) Complaints. All formal complaints should in the first instance be made in writing to the compliance officer of the Subadviser and a copy of its complaints policy will be provided to the Adviser.

(g) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

VERITAS ASSET MANAGEMENT LLP

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS III

By:
Name:
Title:

SCHEDULE A

AMG Veritas Asia Pacific Fund

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.515% of the average net assets in the Fund Account during the month. Average assets shall be determined using the average daily net assets in the Fund Account during the month.

APPENDIX B

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated March 19, 2021 to the Prospectus, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. (each, a “Former Subadviser” and together, the “Former Subadvisers”), effective March 19, 2021 (the “Implementation Date”). The appointment of Veritas was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and each Former Subadviser with respect to the Fund (each, a “Former Subadvisory Agreement” and together, the “Former Subadvisory Agreements”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that each Former Subadviser would have received under the applicable Former Subadvisory Agreement.

In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Special Equity Fund to AMG Veritas Asia Pacific Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI AC Asia Pacific ex Japan Index.

Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.90% to 0.71%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least May 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Veritas Asia Pacific Fund. All references to the Former Subadvisers shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Daniel Mahr, Frederick L. Konopka, John Paul Lewicke and Damien Zhang (Federated MDTA LLC), F. Thomas O’Halloran, Matthew R. DeCicco, Vernon T. Bice and Benjamin Ebel (Lord, Abbett & Co. LLC), W. Conrad Doenges, Andrew F. Hill and Joseph LaBate (Ranger Investment Management L.P.), and Stephen S. Smith and John D. Brim (Smith Asset Management Group, L.P.) as portfolio managers of the Fund shall be deleted and all references to the portfolio manager of the Fund shall refer to Ezra Sun.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Investment Objective” on page 3 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

AMG Veritas Asia Pacific Fund (the “Fund”) seeks to provide long-term capital appreciation.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Principal Investment Strategies” beginning on page 3 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund principally invests in equity securities listed or traded on exchanges in the Asia Pacific region (excluding Japan). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan). Under normal circumstances, the Fund considers equity securities to include common and preferred stocks, depositary receipts, and securities with equity characteristics, including, but not limited to, equity-linked notes and participation notes. The Fund considers an issuer to be located in the Asia Pacific region (excluding Japan) if the issuer has its registered office in the Asia Pacific region or has the predominant part of its commercial activity in the Asia Pacific region or, in the case of a holding company, it predominantly holds participations in companies with registered offices in the Asia Pacific region.

The Fund intends to invest in focused equity positions, identified through the bottom-up, stock picking approach of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”), with a macro overlay. The Subadviser’s macro analysis will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The Fund seeks to focus on quality companies in sectors that the Subadviser believes show long term structural growth potential with emphasis on industry leaders or emerging leaders with durable competitiveness. The macro themes are identified via a combination of in-house and external research. Asian domestic demand is an example of a theme internal to the Subadviser. In part, the Fund uses this analysis to seek to identify opportunities to invest in companies in the Asia Pacific region whose businesses are benefitting from rising consumer spending in the Asia Pacific region in consumer goods or services.

The Fund intends to gain exposure to equities issued by companies located in the People’s Republic of China (“PRC”) through direct exposure in the Shanghai and Shenzen stock exchanges or indirect exposure through P-Notes or similar equity linked securities. The Fund intends to gain exposure to equities issued by companies located in India through direct exposure or indirect exposure through P-Notes or similar equity linked securities.

The Fund will generally invest in mid- to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion. The Fund currently expects to hold between 15 and 60 positions at any time.

The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Principal Risks” on page 4 is revised to remove “Growth Stock Risk,” “Model and Data Risk,” and “Sector Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Geographic Focus Risk—to the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

Greater China. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

High Cash Balance Risk—when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Participatory Notes Risk—an investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

PRC Tax Risk—the application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

Stock Connect Risk—trading in China A-Shares through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People’s Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Valuation Risk—the Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Summary of the Funds – AMG Managers Special Equity Fund – Principal Risks” on page 4, the principal risks shall appear in the following order: Market Risk; Management Risk; Focused Investment Risk; Foreign Investment Risk; Geographic Focus Risk; Currency Risk; Emerging Markets Risk; High Cash Balance Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Participatory Notes Risk; Political Risk; PRC Tax Risk; Small- and Mid-Capitalization Stock Risk; Stock Connect Risk; Valuation Risk; and Value Stock Risk.

In the section titled “Summary of the Funds – AMG Managers Special Equity Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, Veritas was appointed as subadviser to the Fund and the Fund changed its name to “AMG Veritas Asia Pacific Fund,” adopted its current investment strategies and began comparing its performance to the MSCI AC Asia Pacific ex Japan Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly Managers Class shares, which were renamed Service Class shares on April 1, 2013)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Special Equity Fund – Performance” beginning on page 4 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG Veritas Asia Pacific Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	38.74%	17.95%	14.29%
Class N Return After Taxes on Distributions	37.32%	16.25%	13.47%
Class N Return After Taxes on Distributions and Sale of Fund Shares	23.89%	14.15%	11.87%
Class I Return Before Taxes	39.08%	18.24%	14.55%
MSCI AC Asia Pacific ex Japan Index[1] (reflects no deduction for fees, expenses or taxes)	22.44%	12.93%	6.21%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%

[1]

The MSCI AC Asia Pacific ex Japan Index replaced the Russell 2000® Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Portfolio Management” on page 5 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Veritas Asset Management LLP

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Manager

Ezra Sun

Head of Asia of Veritas;

Portfolio Manager of the Fund since March 2021.

The section titled “Additional Information About the Funds – AMG Managers Special Equity Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 11 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Until May 21, 2021, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). Effective as of May 21, 2021, this policy will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund generally expects to sell a particular security when the Subadviser believes the security’s intrinsic value has been achieved and there will be no subsequent price upgrade or greater opportunities exist elsewhere. The Fund may also consider selling a particular security in other circumstances, including if the Subadviser believes a fundamental change in the company’s outlook occurs or there is a thesis breach, for example, if there are unexplained changes in management, accounting irregularities or corporate governance issues.

People’s Republic of China. The Fund intends to gain exposure to equities issued by companies located in the PRC through direct or indirect exposure. The Fund anticipates obtaining its exposure to the PRC through direct investments in equities listed on mainland China stock exchanges, such as the Shanghai and Shenzen stock exchanges, via Hong Kong through the market access program through which foreign investors can deal in select China A Shares (Stock Connect). The Fund anticipates obtaining exposure indirectly by entering into arrangements with, and acquiring notes or similar equity linked securities (such as P-Notes and warrants) or instruments issued by, institutions that have obtained Qualified Foreign Institutional Investor (“QFII”) status through which the Fund can gain exposure indirectly to the China A Share market as the underlying equity is a China A Share.

India. The Fund intends to gain exposure to equities issued by companies located in India through direct or indirect exposure. The Fund anticipates obtaining its exposure to India through direct investments in Indian securities issued by Indian issuers pursuant to a Foreign Portfolio Investor (“FPI”) license. The Fund anticipates obtaining exposure to India indirectly by entering into arrangements with, and acquiring notes or similar equity linked securities (such as P-Notes) or instruments issued by, institutions that have obtained Foreign Institutional Investor (“FII”) status through which the Fund can gain exposure indirectly to the Indian securities market.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15 is revised to reflect that “Growth Stock Risk,” “Model and Data Risk” and “Sector Risk” are no longer principal risks of the Fund; to reflect that “Currency Risk” and “Emerging Markets Risk” are principal risks of the Fund; and to add the following as principal risks of the Fund:

FOCUSED INVESTMENT RISK

To the extent the Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund’s net asset value.

GEOGRAPHIC FOCUS RISK

To the extent a Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region. This may cause the Fund’s NAV to be more volatile than the NAV of a more geographically diversified fund and may result in losses.

Greater China. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

HIGH CASH BALANCE RISK

When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

PARTICIPATORY NOTES RISK

An investment in participatory notes is subject to market risk, which is the risk that the market value of the underlying securities could decline as a result of business, economic, political or other factors, resulting in a decline in the value of the notes. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

POLITICAL RISK

Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.

PRC TAX RISK

The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

STOCK CONNECT RISK

Trading in China A-Shares through Stock Connect is subject to certain restrictions and risks. Stock Connect is subject to sudden changes in quota limitations, differences in trading days between the PRC and Stock Connect, operational risk, and regulatory and taxation risk. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the Fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

VALUATION RISK

The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. In addition, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

The first four paragraphs in the section titled “Additional Information About the Funds – Fund Management – AMG Managers Special Equity Fund” beginning on page 20 are deleted and replaced with the following:

Veritas has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Veritas, if earlier. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas.

Ezra Sun is the portfolio manager primarily responsible for the day-to-day management of the Fund, and has managed the Fund since March 2021. Mr. Sun is Head of Asia, Fund Manager of the Veritas Asian strategies and a Managing Partner of Veritas. He has 26 years’ investment experience. Prior to joining Veritas in 2004, he worked at Newton Investment Management from 1995 to 2004 as a Director of Investment Management and Investment Leader Asia. Mr. Sun was in charge of Newton’s Asia Pacific fund range including Newton Oriental Fund and Mellon Asia Equity Fund.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:

The sections under “Summary of the Funds – AMG Managers Special Equity Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 3 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.71%	0.71%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.52%	0.27%

Total Annual Fund Operating Expenses	1.23%	0.98%

Fee Waiver and Expense Reimbursements[2]	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.18%	0.93%

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$120	$382	$667	$1,481
Class I	$95	$304	$533	$1,194

The second paragraph in the section titled “Additional Information About the Funds – AMG Managers Special Equity Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 11 is deleted and replaced with the following:

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Special Equity Fund” beginning on page 20, the fifth paragraph is deleted and replaced with the following:

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.71% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Veritas a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated March 19, 2021 to the Prospectus, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks) will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	(1)	ABC Corp. John Doe, Treasurer

(2)	ABC Corp. c/o John Doe, Treasurer	(2)	John Doe, Treasurer

(3)	ABC Corp. Profit Sharing Plan	(3)	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	(1)	Jane Doe, Trustee

(2)	Jane Doe, Trustee u/t/d 12/28/78	(2)	Jane Doe

Custodial Accounts
(1)	John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1)	John Smith

(2)	John Smith	(2)	John Smith, Executor

PROXY CARD
VOTER PROFILE:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Voter ID: Security ID: 123123123
Shares to Vote: ** confidential Household ID: 123456
**please call the phone number to the right for more information
VOTE REGISTERED TO:

Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (877) 478-5043 Toll Free
SHAREHOLDER REGISTRATION

Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
CONTROL NUMBER: 1234 5678 9101

AMG FUNDS III

AMG VERITAS ASIA PACIFIC FUND (FORMERLY AMG MANAGERS SPECIAL EQUITY FUND)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG Veritas Asia Pacific Fund (formerly AMG Managers Special Equity Fund) (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on May 18, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG VERITAS ASIA PACIFIC FUND”, and include in your email your full name along with your request for the conference line number. That number will be sent to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 478-5043. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/VeritasAsiaPac2021.pdf

AMG VERITAS ASIA PACIFIC FUND

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds III (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:   🌑

PROPOSALS:	FOR	AGAINST	ABSTAIN

1. To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Veritas Asset Management LLP (“Veritas”) with respect to the Fund.	o	o	o

2. To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”	o	o	o

3.  To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

	o	o	o

4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR YOUR CONSIDERATION

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